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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2007

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-51166                38-3423227
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                          49441
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code 231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Shareholder Approval of Executive Incentive Plan

     On January 31, 2007, the Board of Directors of Community Shores Bank Corporation (the "Company") adopted the Executive Incentive Plan (the "Plan"), effective as of January 1, 2007. The adoption of the Plan was previously reported by the Company in a current report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2007.

     The purpose of the Plan is to promote the long-term success of the Company, to provide a competitive pay package for key executives, to help attract and retain key executives, and to align the personal interests of the Company's key executives with those of its owners. Under the Plan, the Company may pay an annual bonus award for each year to key employees who are designated as Plan participants if pre-determined individual and Company performance goals are achieved during that year. The Plan permits the payout of annual bonus awards in the form of cash and shares of common stock ("Performance Awards"). The provisions of the Plan that provide for payout of a portion of the bonus in common stock were subject to approval of the Plan by the Company's shareholders at their 2007 annual meeting. On May 10, 2007, the Plan was approved by the Company's shareholders at their annual meeting. Accordingly, the provisions of the Plan that provide for payout of a portion of the bonus in common stock are no longer subject to the receipt of shareholder approval. If the Company's shareholders had not approved the Plan, the Performance Awards would have been payable solely in cash. The aggregate number of shares that may be issued under the Plan is 60,000 shares, subject to adjustment as provided for in the Plan. The maximum Performance Award that may be paid to any named executive officer under the Plan in any year is $150,000.

     The Plan is further described in the Company's proxy statement that was filed on April 5, 2007 with the Securities and Exchange Commission for the May 10, 2007 annual meeting of shareholders. A copy of the Plan is set forth in Appendix A to that proxy statement, and incorporated by reference as an exhibit to this report.

     The participants in the Plan for 2007 include the following named executive officers of the Company, Heather D. Brolick, President and Chief Executive Officer, Ralph R. Berggren, Senior Vice President and Secretary, and Tracey A. Welsh, Senior Vice President, Chief Financial Officer and Treasurer. The amounts, if any, payable to them or other participants under the Plan for 2007 is not determinable at this time.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit
 Number                                 Description
-------                                 -----------
10.1      Community Shores Bank Corporation Executive Incentive Plan is
          incorporated by reference to Appendix A of Community Shores Bank
          Corporation's proxy statement for its May 10, 2007 annual meeting of shareholders that was filed on April 5, 2007 with the Securities and
          Exchange Commission (Commission File No. 000-51166)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /s/ Tracey A. Welsh
                                            ------------------------------------
                                            Tracey A. Welsh
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer

Date: May 14, 2007


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                                  EXHIBIT INDEX

Exhibit
 Number                                 Description
-------                                 -----------
10.1      Community Shores Bank Corporation Executive Incentive Plan is
          incorporated by reference to Appendix A of Community Shores Bank
          Corporation's proxy statement for its May 10, 2007 annual meeting of shareholders that was filed on April 5, 2007 with the Securities and
          Exchange Commission (Commission File No. 000-51166)


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